================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D. C. (20549)

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 5, 2007


                                 --------------

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                       1-13725               76-0545043
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                          IDENTIFICATION NO.)


    2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA             85018
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)







                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 --------------




================================================================================

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
           FISCAL YEAR


In order to be eligible for the Direct Registration System, the Board of Directors of iLinc Communications, Inc. (the "Company" or the "Corporation") amended the Company's bylaws effective December 5, 2007 to allow for the issuance of the Company's stock in book-entry form. In accordance with Article VII, Section 11 (Amendment of Bylaws) the Corporation's Bylaws were amended and restated so that it reads in its entirety as follows:

"Section 1. Form of Certificates. The shares of stock of the Corporation shall be represented by certificates, or shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock, or a combination of both. To the extent shares are represented by a certificate, each certificate shall state on the face thereof the holder's name, the number, class of shares, and the par value of such shares or a statement that such shares are without par value. The certificates will be signed by the Chief Executive Officer or President and the Secretary or an Assistant Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof. If any certificate is countersigned by a transfer agent, or an assistant transfer agent or registered by a registrar, either of which is other than the Corporation or an employee of the Corporation, the signatures of the Corporation's officers may be facsimiles. If any officer or officers who have signed, or whose facsimile signature or signatures have been used on such certificate or certificates ceases to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the Corporation or its agents, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the Corporation."



ITEM 9.01(D)  FINANCIAL STATEMENTS AND EXHIBITS


The following exhibit is filed herewith:


EXHIBIT NUMBER             DESCRIPTION

3.9      Bylaws Amendment - Effective December 5, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ILINC COMMUNICATIONS, INC.


                                          By:/s/ James M. Powers, Jr.
                                            ------------------------------------
                                          President and Chief Executive Officer
Date:  December 6, 2007

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION OF EXHIBITS
-------           -----------------------

  3.9             Bylaws Amendment - Effective December 5, 2007